                                                                   EXHIBIT 10.12



                                    CONTRACT

                                    between




                     Lockheed Martin Utility Services, Inc.
                         Paducah Gaseous Diffusion Plant

                                      and


                        Oil, Chemical And Atomic Workers
                          International Union AFL-CIO
                               And Its Local 3-550



                          July 31, 1996 - July 31, 2001

                                CONTRACT BETWEEN




                     LOCKHEED MARTIN UTILITY SERVICES, INC.
                         PADUCAH GASEOUS DIFFUSION PLANT

                    Hereinafter referred to as the "Company"


                                      and


                        OIL, CHEMICAL AND ATOMIC WORKERS
                          INTERNATIONAL UNION, AFL-CIO
                               AND ITS LOCAL 3-550

                     Hereinafter referred to as the "Union"



                          July 31, 1996 - July 31, 2001

                                TABLE OF CONTENTS



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ARTICLE I - PURPOSE....................................................................

ARTICLE II - RECOGNITION...............................................................
        Section 1.    Recognition......................................................
        Section 2.    Employees defined................................................
        Section 3.    Pre-contract Incidents...........................................
        Section 4.    Anti-Discrimination, Solicitation................................

ARTICLE III - UNION-COMPANY RELATIONS..................................................
        Section 1.    Union Membership.................................................
        Section 2.    Dues Deduction...................................................
        Section 3.    Escape Periods...................................................
        Section 4.    Authorization Form...............................................

ARTICLE IV - CONTINUITY OF OPERATION...................................................
        Section 1.    Continuity of Operation..........................................
        Section 2.    Security.........................................................

ARTICLE V - RESPONSIBILITIES...........................................................

ARTICLE VI - HOURS OF WORK.............................................................
        Section 1.    Definitions......................................................
               (a)    Payroll Week.....................................................
               (b)    Normal Workweek..................................................
               (c)    Normal Workday...................................................
               (d)    Normal Hours - Shift.............................................
               (e)    Normal Hours - Day...............................................
               (f)    Working Schedule.................................................

        Section 2.    Work Schedule Adjustments........................................
               (a)    Hours Not Limited................................................
               (b)    Schedule Changes.................................................
               (c)    Not Offsetting Overtime..........................................
               (d)    Shift Change Pay.................................................




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
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        Section 3.    Overtime Premium Pay.............................................
        Section 4.    Call-In Pay......................................................
        Section 5.    Reporting Pay....................................................
        Section 6.    Overtime Distribution............................................
        Section 7.    Meal Allowance...................................................
        Section 8.    Holidays.........................................................
        Section 9.    Seventh Day Premium Pay..........................................
        Section 10.   Non-Pyramiding...................................................
        Section 11.   Shift Trades.....................................................
        Section 12.   Jury Duty Pay....................................................
        Section 13.   Voting Time Pay..................................................
        Section 14.   Time Not Worked..................................................
        Section 15.   Funeral Pay......................................................

ARTICLE VII - WAGES....................................................................
        Section 1.    Effective Date...................................................
        Section 2.    Shift Premium....................................................
        Section 3.    Nondiscrimination - Sex..........................................
        Section 4.    Permanent Transfers..............................................
        Section 5.    Temporary Transfers..............................................
        Section 6.    Weekend Premium..................................................
        Section 7.    Cost of Living Allowance.........................................
        Section 8.    Shift Turnover...................................................

ARTICLE VIII - LAYOFF ALLOWANCE........................................................
        Section 1.    Schedule.........................................................
        Section 2.    Base Date........................................................
        Section 3.    Retirement Termination...........................................
        Section 4.    Successor or Assigns.............................................

ARTICLE IX - DISABILITY PAY............................................................
        Section 1.    Short Term.......................................................
        Section 2.    Long Term........................................................
        Section 3.    Conditions of Payment............................................
        Section 4.    Administration of Plans..........................................
        Section 5.    Company Service Credit During Approved Nonoccupational
                      or Occupational Absences.........................................




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
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ARTICLE X - LEAVE OF ABSENCE...........................................................
        Section 1.    Personal Leave...................................................
        Section 2.    Union Officials..................................................
        Section 3.    Reinstatement....................................................
        Section 4.    Group Insurance..................................................
        Section 5.    Hospitalization..................................................
        Section 6.    FMLA.............................................................

ARTICLE XI - VACATIONS.................................................................

ARTICLE XII - SENIORITY................................................................
        Section 1.    Definitions......................................................
        Section 2.    Seniority........................................................
        Section 3.    Reduction in Force...............................................
        Section 4.    Filling Vacancy..................................................
        Section 5.    Transfers Outside Unit...........................................
        Section 6.    Seniority List...................................................
        Section 7.    Transfers........................................................

ARTICLE XIII - GRIEVANCE PROCEDURE.....................................................
        Section 1.    Representation...................................................
        Section 2.    Grievance Steps..................................................
        Section 3.    Company Decision.................................................
        Section 4.    Time Limits......................................................
        Section 5.    Calculation of Time..............................................
        Section 6.    Certification of Union Representatives...........................
        Section 7.    Settlements......................................................

ARTICLE XIV - ARBITRATION..............................................................
        Section 1.    Arbitration......................................................
        Section 2.    Appeal to Arbitration and Authority of Arbitrator................
        Section 3.    Expense, Security................................................
        Section 4.    Witnesses........................................................
        Section 5.    Arbitrator, Time Limits..........................................

ARTICLE XV - MISCELLANEOUS.............................................................
        Section 1.    Non-Bargaining Unit Personnel Performing Work....................
        Section 2.    Safety Committee.................................................
        Section 3.    Health and Safety................................................




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
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        Section 4.    Company Service Credit...........................................
        Section 5.    Bulletin Boards..................................................
        Section 6.    Personal Absence.................................................
        Section 7.    No Discrimination................................................
        Section 8.    Coveralls, Thermal Underwear.....................................
        Section 9.    Reprimands.......................................................
        Section 10.   Telephone Calls Received At Home.................................
        Section 11.   E-Squad Members-Training.........................................
        Section 12.   CDL Premium For Truck Drivers....................................
        Section 13.   Benefit Representative & ES&H Representative.....................

ARTICLE XVI - EDUCATIONAL ASSISTANCE...................................................

ARTICLE XVII - TERM OF CONTRACT........................................................
        Section 1.    Successor or Assigns.............................................
        Section 2.    Duration.........................................................

















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                               INDEX BY SUBJECT MATTERS



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Absences:
    Disability.........................................................................
    Funeral............................................................................
    Jury Duty..........................................................................
    Leave of Absence...................................................................
    Voting Time........................................................................

Administrative Letters.................................................................

Arbitration............................................................................

Benefit Plans..........................................................................
    Administrative Letter..............................................................
    Dental.............................................................................
    Flexible Spending Accounts.........................................................
    Life Insurance.....................................................................
    Medical (10/01/96).................................................................
    Medical (10/01/98).................................................................
    Prescription Drug Plan.............................................................
    Savings Plan.......................................................................
    Special Accident Insurance.........................................................
    Vision Care........................................................................

Bulletin Boards........................................................................

Call-In, Overtime......................................................................

CDL Premium............................................................................

Changes in Working Schedule............................................................

Clothing...............................................................................

Committees:
    Grievance Committee................................................................




                                        v

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
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    Safety Advisory Committee..........................................................

Company Responsibilities...............................................................

Company Service Credit Rules...........................................................

Cost of Living Allowance...............................................................

Definition.............................................................................

Delayed Lunch Period...................................................................

Dental Insurance Plan..................................................................

Disability Pay:
    Nonoccupational....................................................................
    Occupational.......................................................................
    Payment Schedule...................................................................
         Condition of Payment..........................................................
         Short Term....................................................................
                Wage Increase..........................................................
         Long Term.....................................................................

Disciplinary Suspension or Discharge...................................................
    2 Day Suspension...................................................................

Discrimination:
    Nondiscrimination Clause...........................................................

Double Time............................................................................

Educational Assistance.................................................................

Emergency Squad Members................................................................

Flexible Spending Accounts.............................................................

FMLA...................................................................................




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
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General Provisions.....................................................................

Grievance Procedure....................................................................

Group Insurance Plan...................................................................

Health Care Plan.......................................................................

Holidays...............................................................................

    Temporarily Reclassified...........................................................

Hours of Work..........................................................................

Hours of Work Limitations..............................................................

Job Bidding............................................................................

Job Classifications:
    Job Classification and Rate Groups.................................................
    Job Classification Groups (Seniority)..............................................
    Operator Restructuring.............................................................

Jury Duty..............................................................................

Layoff Allowance.......................................................................

Layoff Procedure.......................................................................

Leave of Absence.......................................................................

Life Insurance.........................................................................

Loss of Seniority......................................................................

Meal Allowance.........................................................................

Merit Progression Increases
    (General Provisions)...............................................................




                                       vii

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
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Miscellaneous..........................................................................

No Strike Clause.......................................................................

Pension Plan...........................................................................

Operator Restructuring.................................................................

Overtime...............................................................................
    Call-In............................................................................
    Double Time........................................................................

Pension, Group Insurance and Dental Agreement..........................................

Permanent Restriction..................................................................

Personal Absence Without Pay...........................................................

Physically Handicapped.................................................................

Plant Committee Divisions..............................................................

Prescription Drug Plan.................................................................

Probationary Period....................................................................

Promotions.............................................................................

Recall List............................................................................

Reduction in Force (Procedure).........................................................

Rehiring...............................................................................

Reprimands.............................................................................

Retirement Layoff Allowance............................................................

Safety.................................................................................




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
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Savings Plan...........................................................................

Scale Mechanic Classification Deletion.................................................

Security...............................................................................

Seniority..............................................................................

Seniority List.........................................................................
    Recall List........................................................................
    Seniority Groups...................................................................

Shared Tasks...........................................................................

Shift Preference.......................................................................

Shift Premium..........................................................................

Shift Change...........................................................................

Shift Trading..........................................................................

Shift, "12-hour".......................................................................

Sleeping Accommodations, Overtime......................................................

Special Accident Insurance.............................................................

Steward Districts......................................................................

Telephone Calls Received At Home.......................................................

Temporary Reassignment.................................................................

Term of Contract.......................................................................

Training--E-Squad......................................................................

Transfers, Work Groups.................................................................




                                       ix

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
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Union/Company Relationship.............................................................

Union Dues.............................................................................

Union Membership.......................................................................

Union Recognition......................................................................

Union Representatives..................................................................

Vacancies, Filling of..................................................................

Vacation Eligibility...................................................................

Vacation Regulations...................................................................
    Carry Forward Option...............................................................
    Disability Absence.................................................................
    Pay in Lieu of.....................................................................
    Scheduling.........................................................................
    Split Week.........................................................................
    Temporarily Reclassified...........................................................

Vision Care Plan.......................................................................

Voting Time............................................................................

Wages..................................................................................
    Disability.........................................................................
    Schedules:
         July 31, 1996.................................................................
         July 31, 1997.................................................................
         July 31, 1998.................................................................
         July 31, 1999.................................................................
         July 31, 2000.................................................................

Weekend Premium........................................................................

Work Assignment:
    Selection and Direction of Working Force...........................................




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
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    Shared Tasks.......................................................................
    Work by Non-Bargaining Unit Personnel and Research Personnel.......................
    Work by First-Line Managers........................................................
    Working Schedule...................................................................
    Work Groups........................................................................


















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                                      NOTES















































                                       xii

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                                      NOTES







































                                      xiii

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                                      NOTES







































                                       xiv


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                                    ARTICLE I
                                     PURPOSE

It is the intent of the parties that this contract will constitute the complete agreement between the parties hereto, and that no additions, waivers, deletions, changes or amendments shall be made during the term of this contract except by written agreement of the parties.


                                   ARTICLE II
                                   RECOGNITION

Section 1. In conformity with the Labor-Management Relations Act, the Company recognizes the Union as the sole and exclusive bargaining agent for all hourly rated employees, excluding Guards and salaried employees (semi-monthly or weekly), with respect to rates of pay, wages, hours of employment, and other conditions of employment.

Section 2. The term "employee" as used herein will mean any person represented by the Union as described in Section 1 above. For the purpose of this Agreement the use of the masculine pronoun or derivative thereof shall be applied as to include both male and female.

Section 3. It is understood that no incident which occurred prior to the effective date of this contract shall be the subject of complaint under any of the procedures provided in this contract. Grievances arising under the terms of the previous contract shall be processed in accordance with such terms.

Section 4. The Company agrees not to interfere with the right of employees to join or belong to the Union and the Union agrees not to intimidate or coerce employees to join the Union. The Company further agrees not to discriminate against any employee on account of Union membership or Union activity, and the Union agrees neither to solicit for membership, collect Union funds, nor to engage in other Union activity on Company time unless specifically provided for in this contract.

                                   ARTICLE III
                           UNION-COMPANY RELATIONSHIP

Section 1. All employees within the Bargaining Unit who are members of the Union upon the execution of this Contract shall, as a condition of employment, maintain their membership to the extent of tendering the periodic dues uniformly required as a condition of retaining membership. All employees in the Bargaining Unit who are not members of the Union upon the execution of this Contract, will within thirty (30) days join the Union, and shall at all times thereafter maintain their membership in the Union as a condition of employment, as set forth above.

Section 2. Upon receipt of proper written authorization from an employee, the Company agrees to deduct from the wages of said employee dues uniformly applicable to all members as certified to the Company by the Union. Payroll deductions of appropriate incremental amounts will be made on a weekly basis until the regular monthly dues amount has been collected unless the employee's paychecks during the month are insufficient to cover the monthly dues amount. Dues deducted and collected for the month will be forwarded to the Financial Secretary of the Union.

Section 3. An employee while this contract is in effect may revoke his dues authorization only during the fifteen (15) day period immediately preceding each anniversary date of this contract becoming effective, and each succeeding year this contract is automatically renewed, by sending written notice registered mail (includes certified mail) to the Company with a copy to the Union.

Section 4.     The dues assignment and authorization form shall read as follows:
I, __________________________________________________________________
   Name

        Badge No.: _________

have accepted membership in Oil, Chemical and Atomic Workers International Union, Local 3-550, and hereby assign to the said Local Union during the time I am an employee of Lockheed Martin Utility Services, Inc., Paducah Plant and while I am in the Bargaining Unit represented by the said Local Union an amount equal to the regular uniform monthly dues established by said Local Union in accordance with its Constitution and By-Laws, payable to said Local Union each month. I authorize my said employer to deduct such sum from my wages by weekly payroll deductions as dues for the following month and to remit the same to the Union. This assignment and




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authorization may be revoked by me pursuant to the provisions of the Contract between the Company and the Union.

Social Security No.:  __________________________

________________________________________________
Signature

Witnessed: _____________________ Date: _________

Address:________________________________________


                                   ARTICLE IV
                             CONTINUITY OF OPERATION

Section 1. There will be no strikes, lockouts, work stoppages, picket lines, slowdowns, secondary boycotts, or disturbances, even of a momentary nature. The Union agrees to support the Company fully in maintaining operations in every way. Participation by any employee, or employees, in an act violating this provision in any way will be complete and immediate cause for discharge by the Company.

Section 2. It is recognized that all members of the Union and the Company are required to comply with all protective security measures now in effect. If it is found that this contract or any part of this contract in any way violates security measures which are now in effect, or which may be put into effect later, and the Company and the Union are notified by the proper authority as to the section or sections of the contract in question, negotiations will begin immediately for the purpose of making required changes.


                                    ARTICLE V
                                RESPONSIBILITIES

Subject to the Union rights as set forth in this contract the company shall continue to exercise its exclusive responsibility, such as the selection and direction of the working forces, and the rights to promote, demote, transfer, hire, retire, discipline, discharge, and to determine the qualifications of an employee are vested with the Company. Claims of discriminatory or arbitrary promotion, demotion, discipline, or discharge shall be subject to and decided through the Grievance Procedure and Arbitration in this contract.

                                   ARTICLE VI
                                  HOURS OF WORK

Section 1. Definitions:

(a) The payroll week consists of seven (7) days extending from midnight Sunday to midnight Sunday the following week.

(b)     The normal workweek consists of forty (40) hours within a payroll week.

(c)     The normal workday consists of eight (8) hours of work.

(d) The normal hours for rotating shift workers are 7:00 a.m. to 7:00 p.m. and 7:00 p.m. to 7:00 a.m.

(e) The normal hours for straight day workers are from 7:00 a.m. to 3:30 p.m., Monday through Friday with a thirty (30) minute non-paid lunch period. No time will be deducted for lunch periods when an employee's scheduled non-paid lunch period is delayed under the following circumstances:

        (1)  The delay is ordered by the employee's first-line manager.

        (2) The delay causes the employee's lunch period to start five (5) hours or more after his starting time.

        (3) The minimum amount of time necessary will be taken to eat lunch and in no case to exceed thirty (30) minutes.

        (4) Shift workers will be permitted to have a lunch period beginning no later than five (5) hours after the beginning of a shift.

(f) The term working schedule means the arrangement of shift hours to be worked and regular shift changes for employees working on shifts and the regular scheduled arrangement of hours to be worked by straight day workers.

Section 2.

(a) The provisions of this contract shall not be considered as a guarantee by the Company of a minimum number of hours per day or per week, or pay in lieu thereof, nor a limitation on the maximum hours per day or per week, which may be required to meet operating conditions.

(b) The Company may adjust the working schedule of employees in any group to meet operating requirements and employees may be assigned regularly or temporarily to a schedule other than the normal hours. Plant seniority shift preference within a group will be granted annually to employees upon request. Such annual request must be made no later than January 1, with any change resulting therefrom to be made not later than the week beginning after March 1.

        Such preference may be exercised between seven (7) day rotating shifts and five (5) day rotating shifts and other specific shifts except that such preference cannot be exercised between individual letter shifts within a given rotating shift.

        Seniority shift preference within a shift preference group will be granted in filling vacancies lasting more than five (5) working days. Seniority shift preference will not apply to vacation relief or to vacancies caused by exercise of seniority shift preference. An employee must be qualified to perform the work involved when a vacancy occurs other than the annual exercise of seniority shift preference.

(c) Employees who work overtime shall not be required to take time off to offset the overtime work.

(d) If a change is made in an employee's work schedule from one established shift to another established shift for the payroll week in which he is notified or less than twenty-four (24) hours prior to the beginning of the payroll week, such employee will be paid for the first eight (8) hours worked on the new schedule at one and one-half (1-1/2) times the employee's straight-time hourly rate, except when such change is made at the request of or for the convenience of the employee. A change in scheduled days off will be considered a shift change.

Section 3. One and one-half (1-1/2) times the straight-time hourly rate shall be paid for all hours worked in excess of eight (8) in any twenty-four (24) hour period or for all hours worked in excess of forty (40) within the applicable payroll week as defined in Section 1 of this Article, whichever of these alternatives provides at the end of the payroll week the greater total pay. An employee who is required to work in excess of sixteen (16) continuous hours, excluding the non-paid lunch hour of a day worker, shall be paid two (2) times the straight-time hourly rate for all such continuous hours worked in excess of sixteen (16).

Section 4. An employee who has left the plant and is called in by the Company to perform work outside of his regular scheduled shift will receive not less than four (4) hours pay at straight-time, or pay at one and one-half (1-1/2) times his regular rate as overtime pay for such work performed, whichever is greater.


Section 5.

(a) An employee who reports for work on his regular shift without previously having been notified not to report, will be given at least four (4) hours work, or if no work is available, four (4) hours pay, except that if work is unavailable as the result of causes beyond the control of the Company, it shall not be so obligated.

(b) Failure on the part of an employee to keep the Company informed of his current address will relieve the Company of its responsibility under this section of the contract.

Section 6.

(a) Overtime will be distributed in such a manner that each employee within an overtime group will receive his fair share. An overtime spread of sixteen (16) hours between the low employee in the overtime group and the high employee will be considered a reasonable and fair distribution of overtime among employees in the group. Overtime work offered and refused will be counted as overtime worked. A record of overtime will be kept up to date and posted in an accessible location to enable employees to review. The overtime rules shall continue to be used as a means to implement the fair distribution of overtime within an overtime group. An employee can be on only one overtime list at a time.

        In scheduled overtime situations where an employee is improperly bypassed for overtime in violation of the Contract, the bypassed employee will be compensated by awarding him the next overtime assignment for which qualified.

        Alternate lists will be provided and time permitting, will be polled prior to a compulsory assignment. The Company agrees to meet with the Union to discuss and seek resolution of difficulties which may exist in the administration of overtime distribution. These meetings between Company management and the appropriate Union officials will be held on a semiannual basis.

(b) Sleeping accommodations will be provided for these employees held over on compulsory overtime assignments and who are without transportation.

(c) Employees held over past their scheduled quitting time will be provided with a minimum of four (4) hours of work except in those instances where tardy relief is the cause of the holdover. When necessary, an employee on tardy relief will be furnished transportation home within a reasonable time.

Section 7.

(a) An employee who is required to work overtime and who works ten (10) or more continuous and successive hours (excluding the noon lunch period of a day worker) will be paid a meal allowance of four dollars and seventy-five cents ($4.75) which will be included in his regular pay check. An additional meal allowance will be allowed for each four (4) hours of consecutive work performed thereafter. In an employee is paid a meal allowance and arrangements are not made for him to have time to eat within the hour thereafter, he will be credited with thirty (30) minutes additional work time

(b) No time will be deducted for lunch periods during such overtime work, it being understood that they will be made as short as possible and in no case exceed thirty (30) minutes.

Section 8.

(a) The following are recognized holidays: New Year's day, Martin Luther King, Jr.'s Birthday, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving Day, the day following Thanksgiving Day, Christmas Eve, and Christmas. Martin Luther King, Jr.'s Birthday is observed on the third Monday in January; Companion to Independence Day is observed Thursday, July 3, 1997; Thursday, July 2, 1998; Tuesday, July 6, 1999; Wednesday, July 5, 2000; and Thursday, July 5, 2001. The July 4th and Companion Day holiday will be taken back-to-back by rotating shift workers electing the Companion

        Day Holiday. If any of the above holidays fall on Sunday, Monday shall be recognized as the holiday. If any of the above holidays fall on Saturday, the preceding Friday shall be recognized as the holiday except that any employee normally scheduled to work on one of the above recognized calendar holidays that fall on Saturday or Sunday, such recognized calendar holiday will be his recognized holiday. If any of the above holidays fall on an employee's scheduled off day, his first succeeding scheduled work day shall be recognized as the holiday except that where Thanksgiving Day or Christmas Eve falls on an employee's scheduled off day, it will be recognized on the first preceding scheduled work day.

(b) A rate of two and one-half (2-1/2) times the straight-time hourly rate shall be paid for all hours worked on the eleven (11) recognized holidays.

(c) Employees will be paid for recognized holidays not worked an amount equivalent to eight (8) times the employees' straight-time hourly rate, subject to the following conditions:

        (1) Such pay shall be made to the employee only if the recognized holiday would normally have been worked by the employee if it had not been a holiday.

        (2) An employee who is instructed to work on a holiday but who fails to report and does not have an acceptable excuse, will receive no pay for the holiday.

        (3) To be eligible for holiday pay an employee must report for work on his last regularly scheduled working day immediately preceding the holiday and the first regularly scheduled workday immediately following his holiday, unless excused by the Company.

(d) If a designated holiday occurs during an employee's vacation and that employee would otherwise have been scheduled to work on that day had it not been a holiday, such employee shall receive eight (8) hours pay at his straight-time hourly rate in addition to his vacation pay. At the request of the employee, the first-line manager may, at his discretion, grant the employee an extra day off without pay immediately preceding or following his vacation. Such days of absence will not be used for corrective absentee control measures.

Section 9. Double time will be paid for all hours worked on the seventh (7th) consecutive day worked in any payroll week.

Section 10. Overtime premium shall not be duplicated for the same hours under any of the terms of this contract, and to the extent that hours are compensated for at overtime premium rate under one provision they shall not be counted as hours worked in determining overtime compensation under the same or any other provision.

Section 11. Employees may not trade shifts or days off except with the prior approval of their respective first-line manager and further provided that no overtime premium is involved.

Section 12. An employee who is called for jury duty may be excused from work upon presentation of court notice to his immediate first-line manager. The employee who has been so excused will be paid his normal straight-time earnings and the fees received from the court, provided he submits evidence of the amount received from the court. Only the number of his scheduled work days actually spent in court are counted in calculating payment. Employees who would be working the hours between 7:00 a.m. and 3:30 p.m. were they not on jury duty who are not called at the opening of court for actual jury duty and who are excused for the remainder of the day shall report to work within a reasonable time after being excused. An employee will not be required to change shifts because of jury duty.

Section 13. Employees who are unable to vote because of a conflict between voting hours and scheduled working hours in a national, state, county, or municipal election will be allowed sufficient time off to vote provided that they are eligible to vote. Such eligible voting employees will be paid for such absence for a period not to exceed two (2) hours.

Section 14. In determining if an employee is to be paid in accordance with
Section 3 and Section 9 of this Article VI, each of the holidays in Section 8, which would ordinarily have been worked, and hours compensated for at time and one-half (1-1/2) under Article VI, Section 2 (d), and those days for which an employee is paid by the Company for jury duty in accordance with Section 12 will court as a day worked. Also, fragmented vacation, funeral leave, and holiday option days taken by an employee will count as a day worked in determining if an employee is to be compensated at time and one-half for all hours worked in excess of forty (40) hours within the applicable payroll week.

Section 15.

(a) An employee excused for such time as may reasonably be needed for the purpose of attending the funeral of a member of his immediate family will be paid his basic straight-time hourly rate for any or all of three
        (3) regularly scheduled workdays during the period beginning with the day of death and ending with the day after such funeral. Under the conditions established by the Contract, up to four (4) days will be granted to attend a funeral more than five hundred (500) miles from Paducah, Kentucky. As a special provision, in the event of the death of an employee's spouse or child, the employee will be paid his/her basic straight-time hourly rate for any or all four (4) regularly scheduled work days during the period beginning with the day of death and ending with the second day after such funeral.

        For the purpose of this section, the term "a member of his immediate family" shall be defined as, and limited to, the following: spouse, children, parents, grandparents, grandchildren, step-parents, brother, sister, stepbrother, stepsister, parents-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, stepchildren and grandparents and step-grandparents of the spouse of the employee.

(b) If a death occurs in an employee's immediate family while he is on vacation, he should promptly notify his manager. The employee will be permitted to cancel only those whole days of vacation remaining after notification to his manager, providing he qualifies for funeral pay for those days under this section.


                                   ARTICLE VII
                                      WAGES

Section 1.

(a) Effective 4:00 p.m. July 31, 1996, after adjusting rate group 26, 28 and 30 by $.30, all rates in all rate groups will be increased three and two-tenths (3.2) percent. (Appendix A, Table 1A)

(b) Effective 4:00 p.m. July 31, 1997, all rates in all rate groups will be increased three and two-tenths (3.2) percent. (Appendix A, Table 1B)

(c) Effective 4:00 p.m. July 31, 1998, all rates in all rate groups will be increased three and two-tenths (3.2) percent. (Appendix A, Table 1C)

(d) Effective 4:00 p.m. July 31, 1999, all rates in all rate groups will be increased three and two-tenths (3.2) percent. (Appendix A, Table 1D)

(e) Effective 4:00 p.m. July 31, 2000, all rates in all rate groups will be increased three and two-tenths (3.2) percent. (Appendix A, Table 1E)

(f) Any premium pay referred to in this contract is to be excluded from the calculations of pay unless specifically included.

Section 2. An employee shall receive a shift premium of forty (40) cents per hour for work performed on the evening shift (3:30 p.m. to 11:30 p.m.), and a shift premium of seventy (70) cents per hour for work performed on the midnight shift (11:30 p.m. to 7:30 a.m.) except that no shift premium shall be paid to day shift employees for work performed between 7:00 a.m. and 3:30 p.m.

Section 3. There will be no discrimination because of sex in the application of wage schedule.

Section 4. When an employee is transferred permanently to a job paying a higher rate, he shall immediately receive the higher rate in accordance with Paragraph
(d), General Provisions, Appendix A.

Section 5.

(a) An employee who at the request of the Company is temporarily required to do the work in a classification other than his own shall suffer no reduction in his rate of pay.

(b) When an employee is assigned temporarily to a job in a higher classification, the temporary reclassification and rate will be made effective for all hours worked on the first day that an employee performs work in the higher classification for two (2) or more hours. When assigned to the new classification, the employee will be paid the top rate of the new classification.

Section 6. An employee who works Saturday and/or Sunday as part of his normal workweek, will receive an additional forty (40) cents per hour for such hours worked on Saturday and an additional sixty (60) cents per hour for such hours worked on Sunday. In no case shall such payment be applied to hours paid for at overtime, holiday or premium rates.

Section 7. - Cost of Living Allowance (COLA)

All employees within the bargaining unit as defined in Article II of this Agreement shall be covered by a Cost of Living Allowance as defined and set forth in this Section.

(a) The amount of the Cost of Living Allowance shall be determined and redetermined as provided below in accordance with changes in the Revised Consumer Price Index for Urban Wage Earners and Clerical Workers (1982-84 CPI-W = 100) published by the Bureau of Labor Statistics of the United States Department of Labor, and referred to herein as "Index." The Cost of Living Allowance shall be based on a one (1) cent per hour adjustment for each full 0.1 point change in the Index as provided herein.

(b)     (1)    After July 31, 1996, Cost of Living adjustments shall be made and shall be payable quarterly when/and if the Index increases in excess of four (4) percent of the base index described below. The base to calculate the initial adjustment which may be due under this Section shall be the Index for June of 1996 (published in July of 1996). Adjustments shall be made November 4, 1996;
               February 3, 1997; May 5, 1997; and August 4, 1997 if appropriate.

        (2) After July 31, 1997, Cost of Living adjustments shall be made and shall be payable quarterly when/and if the Index increases in excess of four (4) percent of the base index described below. The base shall be the Index for June of 1997 (published in July of 1997). Adjustments shall be made November 3, 1997; February 2, 1998; May 4, 1998; and August 3, 1998 if appropriate.

        (3) After July 31, 1998, Cost of Living adjustments shall be made and shall be payable quarterly when/and if the Index increases in excess of four (4) percent of the base index described below. The base to calculate the initial adjustment which may be due under this Section shall be the Index for June of 1998 (published in July of 1998). Adjustments shall be made November 2, 1998; February 1, 1999; and May 3, 1999 if appropriate.

        (4) After July 31, 1999, Cost of Living adjustments shall be made and shall be payable quarterly when/and if the Index increases in excess of four (4) percent of the base index described below. The base to calculate the initial adjustment which may be due under this Section shall be the Index for June of 1999 (published in July of 1999). Adjustments shall be made November 1, 1999; February 7, 2000; and May 1, 2000 if appropriate.

        (5) After July 31, 2000, Cost of Living adjustments shall be made and shall be payable quarterly when/and if the Index increases in excess of four (4) percent of the base index described below. The base to calculate the initial adjustment which may be due under this Section shall be the Index for June of 2000 (published in July of 2000). Adjustments shall be made November 6, 2000; February 6, 2001; and May 7, 2001 if appropriate.

(c) In computing overtime pay, vacation pay, holiday pay, call-in pay, disability pay, jury duty pay, funeral leave pay, and military makeup pay as provided in this Agreement, the amount of any Cost of Living Allowance then in effect shall be included.

(d) In the event that the Bureau of Labor Statistics does not issue the Index on or before the beginning of the pay period referred to in Paragraph (b) above, any adjustment required will be made at the beginning of the first pay period after receipt of the Index.

(e) No adjustment, retroactive or otherwise, shall be made in the amount of the Cost of Living Allowance due to any revision which may later be made in the published figures for the Index for any month on the basis of which the Cost of Living has been determined.

(f) The continuance of the Cost of Living Allowance as herein provided is dependent upon the continued availability of the official monthly Index in its present form and calculated on the same basis as the currently published Revised Consumer Price Index for Urban Wage Earners and Clerical Workers (1982-84 CPI-W = 100) unless otherwise agreed upon by the Company and the Union.

(g) COLA being paid shall be considered as wages for the purpose of pension, group insurance and savings plan.

Section 8.

Employees required to perform a shift turnover will be paid two times the straight time hourly rate for each twelve minute shift turnover completed.


                                  ARTICLE VIII
                                LAYOFF ALLOWANCE

Section 1. Layoff allowance for an employee terminated from the payroll on account of reduction in force or because of occupational or nonoccupational disability shall be in accordance with the following schedule:

               Service Credit           Allowance
               --------------           ---------
               Under 12 weeks           No allowance

               12 weeks - 1 year        Same proportion of 1 week's pay as
                                        completed months of service are of 12
                                        months

               1 year - 3 years         1 week (or 40 hours)

               3 years - 5 years        2 weeks (or 80 hours)

               5 years - 7 years        3 weeks (or 120 hours)

               7 years - 10 years       4 weeks (or 160 hours)

               10 years                 6 weeks (or 240 hours)

               11 years or more         Same as for 10 years plus 1 week
                                        (or 40 hours) for each added year
                                        of service

Section 2. An employee who is rehired and subsequently laid off from the payroll will receive layoff allowance based on his most recent rehire date.

Section 3. A layoff allowance applicable to retirement terminations will be paid in accordance with the Table in Section 1 of this Article for Company Service Credit as of January 1, 1967. Retirement layoff allowance will not be applicable to any new employee nor for Company Service Credit of present employees accrued after January 1, 1967.

Section 4. If the contract between the government and Lockheed Martin Utility Services, Inc., is terminated and not renewed during the term of this contract and an employee becomes the employee of a successor contract or within ten (10) days of the date of change in contractors, layoff allowance will not be payable to such transferred employee by Lockheed Martin Utility Services, Inc. It is understood that any employee who may be so transferred and laid off by the successor contractor during the term of this contract shall suffer no loss of benefits accrued under this Article. If an employee is not transferred to the successor contractor within the above-mentioned ten (10) days and is laid off, he will receive benefits from Lockheed Martin Utility Services, Inc. as set forth in this Article.


                                   ARTICLE IX
                                 DISABILITY PAY
             (Effective as listed below through September 30, 1996;
          thereafter, refer to the Administrative Letter on page 82 and
       "Major Features comparison of Current and Proposed Benefits Plans", pages 48-67, for any modifications to this section.)

Section 1.     Short Term Disability Plan

Effective September 1, 1990, an employee disabled and unable to work due to illness, pregnancy, or occupational or nonoccupational injury, will be paid 100% of his basic straight-time hourly rate in accordance with the terms and conditions of the Short Term Disability Plan set forth in the "Disability Benefits" section of the Martin Marietta Energy Systems, Inc. Benefits Handbook", dated April 1, 1990 (pages 39 through 45, inclusive, of such booklet to be considered a part hereof) which provides for payment in accordance with following schedule:

                                                   Maximum Number of Months of
        Company Service Credit                          Payment Per Absence
        ----------------------                     ----------------------------
        at least 1 month but less than 2 months                  1

        at least 2 months but less than 3 months                 2

        at least 3 months but less than 4 months                 3

        at least 4 months but less than 5 months                 4

        at least 5 months but less than 6 months                 5

        at least 6 or more months                                6

Section 2.     Long Term Disability Plan

Effective September 1, 1990, an employee totally disabled for six months will become eligible to receive sixty percent (60%) of his monthly basic straight time rate up to a specified maximum monthly benefit paid in accordance with the terms and conditions of the Long Term Disability Plan set forth in the "Disability Benefits" section of the "Martin Marietta Energy Systems, Inc. Benefits Handbook" referred to in Section 1 above and will be paid, if he is totally and permanently disabled as defined in the above-referenced handbook, until he reaches age 65. Under specified circumstances, such benefits will continue beyond age 65. Such benefits will be reduced by any income benefits the employee is eligible to receive from other sources such as Social Security, Worker's Compensation, other statutory benefits, and other Company benefit plans.

If a dispute arises as a result of an employee's claim that he or she is totally and permanently disabled as defined in the above-referenced handbook or that such employee continues to be totally and permanently disabled the dispute shall be resolved in the following manner upon the filing with the Company of a written request for review by such employee not more than 60 days after receipt of denial:

The employee shall be examined by a physician appointed for the purpose by the Company and by a physician appointed for the purpose by the Union. If they disagree concerning whether the employee is totally and permanently disabled, the question shall be submitted to a third physician selected by such two physicians. The medical opinion of the third physician, after examination by him or her of the employee and consultation with the other two physicians, shall be final and binding on the Company, the Union, and the employee. The fees and expenses of the third physician shall be shared equally by the Company and the Union.

Section 3.     Conditions of Payment

(a) Payments under the Short Term and Long Term Disability Plans referred to in Sections 1 and 2 of this Article will not be made for:

        (1) Any disability occurring during the first 12 months that the employee's plan coverage is in effect if caused by any condition for which he received treatment during the three month period before his coverage became effective, or

        (2) Any period of incapacity beyond the third consecutive calendar day during which the employee is not under treatment by a licensed practicing physician, or

        (3) Any disability caused directly or indirectly by war declared or undeclared, or

        (4)    Any intentionally self-inflicted injury, or

        (5)    Any disability resulting from commission of a felony, or

        (6) Any disability due to willful misconduct, violation of plant rules, or refusal to use safety appliances.

(b) Payments under these plans will be made only to employees whose absence is due to nonoccupational or occupational disability and will not be paid to employees who are absent for other reasons.

(c) Payments will only be made when the Company is provided, if it so requests, with a doctor's certificate, subject to confirmation by a doctor selected by the Company, as proof that the employee's absence was due to legitimate nonoccupational or occupational illness or injury. Under normal circumstances, a doctor's certification will not be requested by the Company during the first three consecutive calendar days of the absence. However, certification may be requested by the Company for any or all of the first three days if the Company has reason to question the absence.

(d) Payments will only be made when employees properly report their absence and the cause of their absence to the proper Company representative in a prompt manner.

(e) Payments are applicable only for the normal workweek and normal work day. In case working hours of the plant are changed, it is understood that payment under the above schedule will be changed in direct proportion to the change in working hours.

(f) It is recognized by the Union that the Company has a continuing interest in reducing absenteeism, no matter what the cause.

Section 4.     Administration of Plans

(a)     Short Term Disability Plan

        The administration of the Short Term Disability Plan and the payment of benefits under this plan shall be handled by the Company.

(b)     Long Term Disability Plan

        The administration of the Long Term Disability Plan and the payment of benefits under this Plan shall be handled directly by the Insurance Company, it being understood that a claimant whose benefits claim is denied may contest such denial with the Insurance Company but that he or she shall have no redress whatsoever against the Company. It is agreed, however, that in any case in which an employee claiming benefits under this Plan and desiring to file such claim with the Insurance Company becomes engaged in a nonmedical factual dispute with the Company in connection with such claim (such as a disagreement over his or her earnings group, eligibility, employment status, amount of Company Service Credit or other nonmedical factual question) such employee and the Union may process a grievance in accordance with the terms of this Contract. It is agreed, however, that any and all medical questions in dispute shall be determined solely by the Insurance Company, except as provided under the second paragraph of Section 2 of this Article. It is understood that the Company shall retain the right to select and arrange with an Insurance Company to provide certain benefits available under these Plans; and to replace the Insurance Company from time to time as it may deem appropriate.

Section 5. Company Service Credit During Approved Nonoccupational or
           Occupational Absences

An employee who is disabled and unable to work will receive Company Service credit for the period of his Short Term Disability approved by the Company and/or the period of his Long Term Disability approved by the Insurance Company.


                                    ARTICLE X
                                LEAVE OF ABSENCE

Section 1. Leave of absence, without pay, up to fifteen (15) consecutive calendar days shall be granted upon presentation by an employee of evidence acceptable to the Company that such leave of absence is for a reasonable purpose, and provided further that such leave will not interfere with operations.

Section 2.

(a) Upon written request to the Company made by the Union a reasonable period in advance, an employee certified by the Union to be a full-time Union official may be granted a leave of absence without pay to engage in work pertaining to the business of the Union. The number of employee's granted such leaves of absence may not exceed six (6) per thousand (1000) employees at any time.

(b) An employee certified by the Union to be a full-time Union official shall be granted not more than one (1) thirty (30) day leave of absence in any calendar year renewable only in increments of two (2) years if an official elects to accept a full-time assignment with the Union. Such leaves shall be granted only at such times as will not interfere with operations. The Company will give advance notice of the expiration of the long-term [two (2) years] leave.

(c) An employee granted such leave of absence must return all security identification issued to him.

Section 3.

(a) An employee who returns to work after a leave of absence as described in Sections 1 and 2 of this Article will be reinstated in the job classification group which he left and for which he is physically qualified provided he has more seniority than the least senior employee in said job classification.

(b) Unless excused, an employee who does not return to work within five (5) days following the expiration of his leave of absence will be considered as having resigned voluntarily and will forfeit all of his seniority rights.

Section 4. The Group Insurance of an employee will be continued in force during such authorized leave of absence in case and in such manner as the provisions of the Company Group Insurance contract permit, provided that he pays his share of the Group Insurance premium at least monthly in advance.

Section 5. The Hospitalization and Surgical Plan Insurance of an employee will be continued in force during such authorized leave of absence in case and in such manner as the provisions of the Company Insurance Contract permit provided that he pays the full premium at least monthly in advance.

Section 6. The Company will comply with the Family and Medical Leave Act of
1993.


                                   ARTICLE XI
                                    VACATIONS

Vacation eligibility is as follows:

(a) An employee must complete one (1) year of Company Service Credit to obtain initial eligibility for two (2) weeks vacation. However, one (1) week of this initial vacation eligibility maybe taken after completing six (6) months of Company Service Credit.

(b) During calendar years in which an employee completes from two (2) through four (4) years of Company Service Credit, he shall receive two
        (2) weeks of vacation.

(c) During calendar years in which an employee completes from five (5) through nine (9) years of Company Service Credit, he shall receive three
        (3) weeks of vacation.

(d) During calendar years in which an employee completes from ten (10) through nineteen (19) years of Company Service Credit, he shall receive four (4) weeks of vacation.

(e) During calendar years in which an employee completes from twenty (20) through twenty-nine (29) years of Company Service Credit, he shall receive five (5) weeks of vacation.

(f) During calendar years in which an employee completes thirty (30) or more years of Company Service Credit, he shall receive six (6) weeks of vacation.

(g) The Vacation Plan shall be administered in accordance with the vacation regulations contained in Appendix D, attached hereto and made a part hereof.


                                   ARTICLE XII
                                    SENIORITY

Section 1. Definitions:

(a) A vacancy is said to exist in a job classification when there is a need for a permanent replacement or addition.

(b) An employee is said to be laid off when he leaves a job classification because of a reduction in force.

(c) The recall listing is defined as that list on which an employee will be placed at the time he is laid off from a job classification.

(d) For recall purposes, an employee will be placed on the recall list of the job classification from which he was laid off, or if he so elects in writing to the Company his base job classification, or any other job classification from which he has been laid off in which he has been for at least four (4) years.

(e) An employee's base job classification group is that group into which he is hired.

Section 2.

(a) Plant seniority is based on the total length of service of an employee. The seniority of each employee is his relative position with respect to other employees.

(b) Group seniority is administered within the job classification groups outlined in Appendix C.

(c) A new employee shall be considered a probationary employee for the first sixty (60) days worked and at the end of that period, if he is retained, his name will be placed on the Seniority List and his seniority shall date from the date of hire. A probationary employee shall be subject to layoff, discipline, or discharge at the sole discretion of the Company.

(d) An employee will lose his seniority when he is discharged, when he resigns, or when he is on the recall listing and declines or fails to report within five (5) days or makes satisfactory arrangements when offered employment in job classification from which he was laid off except that an employee who is on the payroll in another job in the bargaining unit when recalled, will lose only his recall rights to the job to which he is recalled when he does not respond to the recall.

(e) An employee or a former employee who is on the recall listing shall continue to accumulate seniority while off the payroll only up until four (4) years from his layoff date. If a former employee is not recalled within four (4) years from the date of layoff he will cease to have seniority. An employee who is not recalled within four (4) years from the date of layoff will lose only his recall rights.

(f) Employees will retain and accumulate seniority during periods of excused absence or leave of absence.

(g)     (l)    When an employee enters a job classification group by transfer from another group, he will acquire group seniority in the group which he has entered only after he has been in such group one (1) year. Such group seniority shall then date back to his date of entry into the group. The seniority which he has accumulated in his base job classification group shall remain in that group as group seniority. Should such employee become subject to layoff in the new group he may elect to return to his base job classification group with all the seniority he retains in his base job classification group plus seniority which he has accumulated in any other groups. As between employees in a job classification who have not yet acquired group seniority, total plant seniority will prevail in a case of a layoff.

        (2) If an employee is laid off from one job classification and accepts a transfer to another classification, his standing in the new job classification will not be affected by later layoffs in his previous job classification. Any job that an employee takes when there is a layoff in his job classification, in which he is involved to avoid termination, will not be considered a voluntary transfer.

        (3) If more than one (l) employee is transferred into a new job classification on the same day they will be placed on the seniority list in the new job classification according to their bargaining unit seniority.

        (4) Employees, other than those referred to in Section 4 (d) below and Trainees, who voluntarily transfer into a job classification, and, if before they have obtained seniority right in said job classification a layoff occurs in his previous job classification, he shall be subject to layoff as though he were still in his previous job classification.

Section 3.

(a) When a reduction in force is to be made in any job classification within a job classification group, the employee having the least amount of group seniority in the job classification shall be the first to be laid off. Any employee thus scheduled to be laid off may displace, if he so desires:

        The least senior (group) employee in an equal or lower-rated job classification in the same job classification group whose work he has the skill and qualifications to perform.

(b) When a reduction in force is to be made in any job classification, the following employee in that job classification group may be retained irrespective of seniority.

        A physically handicapped employee who by reason of occupational injury while employed by the Company merits special consideration.

(c) In the event of a layoff the Union will be notified prior to the layoff and will be given a list of names of employees who are to be laid off as far in advance as possible. Also, at the time the list is being typed, the Union President will be notified.

Section 4.

(a) When a vacancy exists the job will be offered to employees laid off from the job classification in the following order:

        (l) To qualified employees who are still in the job classification group.

        (2) To qualified employees with seniority in the job classification group, who are on the recall listing in the order of their seniority.

(b) If the vacancy has not been filled by the procedure outlined above or by promotion from within the job classification group, consideration will be given to senior qualified employees in lower rated job classifications who make application for such vacancies within ten (10) calendar days following posting of such vacancies.

(c) A list of vacancies will be posted on the bulletin boards specifying job titles, general qualifications, rates of pay, and hours of work. Qualified employees in lower rated jobs within the plant may make application for such vacancies within ten (10) calendar days following such posting. An employee interested in bidding may request an appropriate job bid form from his manager who will assist him in submitting his bid to the Employment Office for evaluation. The Union will receive a list of all job bids which are accepted or rejected. When an employee is selected and accepts a job bid and the employee is not released within thirty (30) calendar days from the date of his acceptance, the bidder will then be reclassified, paid the new rate, and given a new seniority date. However, in no case shall a new hire be placed on the seniority list ahead of a successful bidder or a non-union employee who has expressed interest in that particular job bid and has been selected for the job.

(d) An employee selected to fill a new job or vacancy will be given reasonable time, not more than twelve (12) weeks, with proper instructions, to learn the job before final decision is made of his ability to handle the job.

(e) If it develops before the end of the twelve (12) week period that he is not capable of handling the new job, he shall be entitled to return to his former job with his former status.

(f) If none of the above employees are qualified or available, the Company may fill the job as it sees fit.

Section 5.

(a) Employees who transfer out of the bargaining unit after the effective date of this contract cease to have any bargaining unit seniority thirty
        (30) calendar days after such transfer. If such employee so wishes, he may return to the bargaining unit within this thirty (30) day period without loss of seniority.

(b) Individuals who, as of July 31, 1979, had past accumulated seniority rights under Article XII, Section 5 of the collective bargaining agreement in effect on that date will be permitted to indicate in writing a desire to retain those rights for a nine (9) month period beginning August 24, 1979. Individuals who do not signify such a desire in writing will cease to have any seniority as of September 24, 1979. Those employees who do retain rights for the nine (9) month period mentioned above, will cease to have such rights as of May 24, 1980. A list of individuals retaining such seniority after September 24 will be provided the Union.

Section 6.

(a) The Company and Union will establish a recall listing of laid off employees.

(b) The Company and Union will establish seniority listings (Group and Bargaining Unit) showing the name of all employees in the order of their seniority ranking in the various classifications in the job classification groups in which the employee holds seniority.

(c) The Company will maintain the two (2) listings and give the Union forty-five (45) copies of each listing for their sole and exclusive use within forty-five (45) days after the effective date of this contract, and a list of revisions each three (3) months thereafter. No changes in these two (2) listings may be made except by mutual agreement between the Company and the Union.





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

Section 7.

(a) Transfers will not be made for the specific purpose of discriminating against an employee.

(b) Work normally associated with one classification in this Plant will not be transferred permanently to another classification in this Plant. When he requests, a Union representative will be informed as to whether transfer of work is temporary or permanent. In no case will the transfer of work deny the use of the recall list for a period longer than thirty
        (30) calendar days. All work normally associated with a classification will be returned to the rightful classification before layoff occurs in that classification. The time a job has been performed on an out-of-classification basis will not be used exclusively in making a determination into which classification the work belongs in case of a layoff.


                                  ARTICLE XIII
                               GRIEVANCE PROCEDURE

Section 1.

(a) The Company will recognize the following number of properly certified Union representatives in the Plant for the purpose of representing employees in the manner as specified in this Grievance Procedure:

        Three (3) Committee persons, one (1) from each of the three (3) recognized Divisions of the Plant as shown in Appendix B who, with the local President as Chairperson, shall constitute the Grievance Committee.

        Twenty-four (24) Stewards, from the twenty-four (24) recognized Districts are shown in Appendix B.

(b) Employees thus duly certified and recognized as Union representatives shall report to and obtain permission from their first-line manager whenever it becomes necessary to leave their work for the purpose of handling grievances in their respective Divisions or Districts, and shall inform their first-line manager of their intended destination and itinerary and shall report back to their first-line manager at the time they return to work. Upon request, certified Union representatives may be granted use of the telephone at reasonable times to handle grievances within their respective Districts or Divisions. Certified Union representatives may be excused for reasonable periods from their work without loss of pay when handling grievances or disputes in the appropriate steps of this Grievance Procedure. The Local Union President, or his designated representative, may be excused for reasonable periods from work without loss of pay when handling grievances in the Third Step of this Grievance Procedure. Permission to leave work as referred to above will be granted provided such absences do not conflict with the efficient operation of the plant.

Section 2.

First Step: An employee may allege a grievance under the terms of this contract and present such grievance to his first-line manager with or without his Union Steward. In such case every effort will be made to provide a Steward as soon as reasonably possible unless near the end of the shift time will not permit. Unless settlement is reached within four (4) days (the Steward will receive the answer), such grievance may be presented by the Stewards in writing to the first-line manager on an appropriate form within the next seven (7) days. The first-line manager shall give his decision in writing to the Steward within two
(2) days of presentation.

Second Step: A grievance not settled satisfactorily in the First Step may be appealed by the Division Committee person with a copy of the written grievance and a written statement of the reasons for the appeal to the Employee Relations Department.

On Wednesday at 2:00 p.m. the Employee Relations Manager or his designated representative will hear any accumulated grievances appealed in writing to this Step at least twenty-four (24) hours prior to the meeting. The Employee Relations Manager will consider such grievances and give written answer within four (4) days. This meeting may be attended by other Company representatives, including the immediate first-line manager of the employee, the Steward, and the Committeeperson from the respective District and Division wherein the grievance originated.

Grievances arising out of discharge or disciplinary suspension may be initiated at this Second Step and heard at any reasonable time after an employee has protested the action to his immediate first-line manager and has failed to secure a satisfactory settlement. When an employee is called into a discussion which may result in disciplinary documentation including reprimand, suspension or being sent home, he will be provided Union representation if he so requests. A copy of the First-line Manager's Report prepared will be furnished to the Union.

Third Step: Grievances not settled satisfactorily in the Second Step may be appealed by the Chairperson of the Grievance Committee or his designated employee representative to the General Manager or his designated representative through the Employee Relations Department with a brief written statement of the reasons for the appeal.

On Monday at 2:00 p.m., the General Manager, or his designated representative, will meet with the Grievance Committee if there are any accumulated grievances appealed in writing to this Step at least twenty-four (24) hours prior to the meeting. Grievances will be answered in writing within ten (10) days.

In addition to the aggrieved employee, and the Steward from the District, who may be present if he chooses, other Company representatives, International Representatives of the Union, and the Local Union President, or his designated representative may also attend the meeting, provided they have security clearance from the Governmental Agency having jurisdiction if that Agency feels that such clearance is necessary.

Section 3. The answer of the Company in the Third Step shall be final and binding on the last day it is due unless the grievance is withdrawn prior to that date or is appealed to arbitration.

Section 4. Any grievances not taken up with the employee's immediate first-line manager within fifteen (15) days, exclusive of days of excused absence, after knowledge of the occurrence from which the grievance arose cannot thereafter be processed through the Grievance Procedure. A grievance will be considered withdrawn if the decision of the Company is not appealed to the next higher step in the above procedure within five (5) days after a decision has been rendered by the Company except that appeal to the Third Step may be made within ten (10) days. If the Company fails to answer a grievance within the specified time limits of this procedure, the Union's appeal will automatically progress to the next step of the Grievance Procedure.

Section 5. Every reasonable effort shall be made to settle grievances promptly. In the calculation of time limits under the Grievance and Arbitration Procedure, Saturdays, Sundays, and Holidays are excluded.

Section 6. The Union shall notify the Company in writing promptly of the appointment or election of all Stewards, Committeepersons and officers. Whenever a regular certified Union representative is absent from his job for any length of time, the Union may, if it feels it is necessary, appoint an assistant Steward or Committeeperson in place of the regular Steward or Committeeperson and shall notify the Company in writing in advance.

This appointee shall act in this capacity when the regular Steward or Committeeperson is not working and until the Company is notified by the Union that the appointment is canceled.

Section 7. All settlements of disputes or grievances will not vary the terms of the Contract.

Any oral settlements will be non-precedent setting.


                                   ARTICLE XIV
                                   ARBITRATION

Section 1. If a grievance is not satisfactorily settled by the procedure outlined in Article XIII, the grievance may be submitted to arbitration if it involves the interpretation or application of the contract.

Section 2.

(a) Within fifteen (15) days or on the day after the next monthly Union meeting whichever is later, after the decision rendered by the Company in the Third Step of the Grievance Procedure either party desiring to arbitrate a matter may request the Director of the Federal Mediation and Conciliation Service to submit the names of seven (7) arbitrators. Upon refusal of either party to join in such a request the other party may make the request. The Union and the Company shall alternately strike a name from the list (the first to strike shall be determined by lot) until the name of one individual remains. The decision of the arbitrator shall be rendered on the interpretation and application of the contract solely as it applies to the matter before him and shall not add to, disregard or modify any of the provisions of this contract. Such decision shall be final and binding on both parties.

(b) Any grievance which has not been assigned to and accepted by an arbitrator within two (2) years after the date of appeal to arbitration will be considered withdrawn by mutual consent on a no precedent basis.

(c) The current backlog of grievances will be worked independently of new grievances. Any grievances not resolved and not scheduled for arbitration within two (2) years following the effective date of this Contract will result in the grievances being withdrawn by mutual consent without precedent.

Section 3. The expense and compensation of the arbitrator shall be borne by and divided equally between the Union and the Company. Where the arbitration proceedings involve discussion of classified information, the arbitrator shall be cleared by the Government Agency having jurisdiction if the Agency feels that such clearance is required. Up to two (2) arbitration cases may be arbitrated at one time using the same Arbitrator.

Section 4. In any proceedings under this Article the Company will make every reasonable effort to release from work employees needed as witnesses.

Section 5. Arbitration cases will be requested to be heard within ninety (90) days after an arbitrator has been selected. It is agreed that the parties will jointly request the rendering of a decision within thirty (30) days after briefs have been filed.


                                   ARTICLE XV
                                  MISCELLANEOUS

Section 1.

(a) Non-bargaining unit personnel shall not do bargaining unit work normally performed exclusively by the bargaining unit. This does not prevent such Non-bargaining unit personnel from performing necessary functions such as instruction or assistance to employees, provided the assistance rendered does not displace the person doing the work or from operating equipment or processes in emergencies or for experimental purposes.

(b) Scientific research personnel may perform manual work to further their research provided that such work does not deprive an employee of his job.

Section 2. A joint Labor-Management Safety Advisory Committee consisting of six
(6) members, three (3) to be selected by the Company and three (3) selected by the Union, will be established to make recommendations for improvements in the safety and accident prevention program.

The Company will see that the Committee is provided adequate information concerning accident investigation reports and recommendations for accident prevention actions, to enable the members to make knowledgeable recommendations for the disposition of proposed safety actions.

The Company will also, on request, make arrangements for the Committee to visit the scene of any disabling or other serious accident so that they may have a better understanding of its cause. In the same manner, the Company will arrange for a designated member of the Committee to see firsthand, conditions in the Plant which are alleged by an employee to be unsafe and/or detrimental to health. If an accident investigation committee is formed to investigate an accident involving a Bargaining Unit employee, the Union will designate as the Union's representative a Bargaining Unit employee who normally works in the area in which the accident occurred.

Company will discuss the results of the accident investigation of any disabling or other serious accident with the Committee within three (3) days of completion of the investigation. Accidents of less severity will be discussed at the next joint advisory committee meeting.

The Company will pay three (3) delegates selected by the Union to attend the Governor's Health and Safety Conference. A maximum of eight (8) hours straight-time pay will be allowed for each of the three (3) days.

Meetings will be held as determined by the Committee, at least monthly, and matters considered by the Committee will be recorded by minutes of the meetings.

Section 3.

(a) The Company will continue to make provisions for the safety and health of employees while at work.

(b) On an annual basis starting January 1, 1997, the Company will pay employees a $200.00 safety related equipment (safety shoes) allowance less any required taxes. Employees will be paid the allowance in the month in which their birthday occurs. Employees who are required to wear safety shoes are required to maintain a serviceable pair of safety shoes to wear on plant site.

Section 4. Company Service Credit will be determined in accordance with Company Service Credit Rules as set forth in Appendix E.

Section 5. The Union shall be permitted to use a sufficient number of designated Company bulletin boards for posting notices and announcements of official business. All such notices and announcements shall be submitted to the Company for approval and posting.

Section 6. Personal absences without pay will be administered in accordance with the provisions set out in Appendix F.

Section 7. There shall be no discrimination because of race, color, creed, national origin or sex. Nor will there be discrimination against any employee because he is handicapped, a disabled veteran or a veteran of the Vietnam era as these terms are used in applicable federal statutes, including the Americans with Disabilities Act.

Section 8. The Company agrees to make coveralls available to all members of the bargaining unit who wish to wear them while at work. Thermal underwear will be made available to all members of the Bargaining Unit who may be required to do extensive outside work [two (2) hours or more per day] during the winter months. Insulated coveralls and gloves will be issued upon approval of appropriate first-line manager.

Section 9. Reprimands antedating a period of twelve (12) months on the active payroll, during which time no reprimand has been received, will be removed from the employee's record. Suspensions antedating a period of twenty-four (24) months on the active payroll, during which time no reprimand has been received, will be removed from the employee's record.

Section 10. Employees who are telephoned while at home and requested to provide information about plant operations will be paid an inconvenience allowance equal to the employee's straight time hourly rate for the duration of the telephone call, but in no event less than one tenth of one hour. This payment shall not be counted as hours of work in the computation of overtime or premium pay.

Section 11. During January of each calendar year, starting 1997, the company will pay $250.00 to each qualified E-Squad member who had attended both the mandatory training sessions in the prior calendar year.

Section 12. A twenty-five (25) cent per hour premium will be paid for all Truck Drivers who have a CDL.


Section 13.

(a) An employee will be released from work and paid straight time wages for the hours 7:00 a.m. to 11:00 a.m. each Monday through Friday while performing the duties of Benefit Representative.

(b) An employee, other than the Benefit Representative, will be released from work and paid straight time wages for the hours 11:30 a.m. to 3:30 p.m. each Monday through Friday while performing the duties of ES&H Representative.


                                   ARTICLE XVI
                         EDUCATIONAL ASSISTANCE PROGRAM

Company will provide financial assistance up to one hundred (100) percent of the cost of tuition, laboratory fees, and required text books to employees who while still actively employed and outside their regular working hours satisfactorily complete qualified courses of study related to bargaining unit work in recognized schools or colleges. Applications must be filed and approved prior to starting of course. An employee who is receiving Government financial assistance for education is not eligible for a refund under this program.


                                  ARTICLE XVII
                                TERM OF CONTRACT

Section 1. This contract is made and entered into by and between Lockheed Martin Utility Services, Inc., Paducah Plant, Paducah, Kentucky, its successors or assigns, and the Oil, Chemical and Atomic Workers International Union, AFL-CIO, and its Local 3-550.

Section 2. This contract shall become effective as of 4:00 p.m., July 31, 1996, and shall continue in effect until 7:00 a.m., July 31, 2001, and shall automatically be renewed thereafter from year to year unless either party notifies the other in writing sixty (60) days prior to the expiration date that it desires to terminate or modify the provisions of this contract.

IN WITNESS WHEREOF, each of the parties has caused this Contract to be executed by its duly authorized representatives on this the 30th day of July, 1996.


                        OIL, CHEMICAL AND ATOMIC WORKERS
                          INTERNATIONAL UNION, AFL-CIO

                               BY: /s/ A. Maxwell


                        OIL, CHEMICAL AND ATOMIC WORKERS
                                   LOCAL 3-550

                             BY:    /s/ D. R. Fuller
                                    /s/ D. J. Steele
                                    /s/ B. A. Anderson
                                    /s/ R. W. Davis
                                    /s/ M. L. Pullen
                                    /s/ D. Belt
                                    /s/ D. D. McDougal


                     LOCKHEED MARTIN UTILITY SERVICES, INC.
                         PADUCAH GASEOUS DIFFUSION PLANT

                             BY:    /s/ W. E. Thompson
                                    /s/ S. A. Williams
                                    /s/ H. C. Anderson
                                    /s/ L. K. Pahl
                                    /s/ J. Fletcher
                                    /s/ D. Gourieux
                                    /s/ G. Pierce
                                    /s/ L. E. McKinney
                                    /s/ R. Uhlinger